UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009
DTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5171 Clareton Drive Agoura Hills, CA	91301
(Address of principal executive offices)	(Zip Code)

(818) 706-3525
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 18, 2009, DTS, Inc. (the “Registrant”) settled all pending legal matters with Zoran Corporation (“Zoran”). As a result, Zoran has entered into a new DTS license agreement for DTS technologies required for both DVD-Video and Blu-ray products, including DTS-HD Master Audio. A copy of the press release announcing this settlement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated June 22, 2009 of the Registrant, announcing its settlement of legal matters with Zoran Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: June 22, 2009
/s/Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 22, 2009 of the Registrant, announcing its settlement of legal matters with Zoran Corporation.